SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2006

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UNITED RENTALS (NORTH AMERICA), INC.
(Exact name of Registrant as Specified in its Charter)

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      Delaware                                001-13663                        06-1493538
(State or Other Jurisdiction                        (Commission file Number)                     (IRS Employer
   of Incorporation)                                                                Identification No.)

    Five Greenwich Office Park, Greenwich, CT                                                 06831
      (Address of Principal Executive Offices)                                                               (Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On each of May 10, 2006, May 16, 2006 and June 5, 2006, United Rentals, Inc. (“URI”) submitted Current Reports on Form 8-K to the Securities and Exchange Commission (the “SEC”). As indicated on their respective cover and signature pages, such Current Reports were also submitted by United Rentals (North America), Inc. (the “Registrant”), a wholly-owned subsidiary of URI. However, due to filing error, such Current Reports did not appear on the SEC’s EDGAR system under the Registrant’s SEC File and IRS Employer Identification numbers. Therefore, the contents of each of the Items disclosed in the foregoing Current Reports on Form 8-K, including Exhibit 99.1, are incorporated herein by reference. We are submitting the Items in this Current Report on Form 8-K, including Exhibit 99.1, solely for the purpose of having them appear on the SEC’s EDGAR system under the Registrant’s SEC File and IRS Employer Identification numbers.

Item 1.01. Entry into a Definitive Material Agreement

Incorporated by reference to Item 1.01 contained in the Current Report on Form 8-K submitted by URI to the SEC on June 5, 2006.

Item 2.02. Results of Operations and Financial Condition

Incorporated by reference to Item 2.02 contained in the Current Report on Form 8-K submitted by URI to the SEC on May 10, 2006.

Item 7.01. Regulation FD Disclosure

Incorporated by reference to Item 7.01 contained in the Current Report on Form 8-K submitted by URI to the SEC on May 16, 2006.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press release of United Rentals, Inc., dated May 9, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K submitted by URI to the SEC on May 10, 2006).

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 30th day of June, 2006.

UNITED RENTALS (NORTH AMERICA), INC. By: /s/ Martin E. Welch Name: Martin E. Welch Title: Chief Financial Officer